UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 7, 2007
US BioEnergy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	001-3320	20-1811472
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, MN		55077
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (651) 355-8300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 7, 2007, Brian Thome resigned as the President of US BioEnergy Corporation.
     A copy of a press release announcing Mr. Thome’s resignation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release, dated March 8, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIOENERGY CORPORATION
/s/ Gregory S. Schlicht
Date: March 8, 2007	By: Gregory S. Schlicht
Its: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit
No.	Exhibits

99.1	Press Release, dated March 8, 2007